UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

BLUE SPA INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	00-0000000 (I.R.S. Employer Identification No.)
26/F Building A, Times Plaza, 2 Zongfu Road, Chengdu, China (Address of principal executive offices)	610016 (Zip Code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class To be so registered	Name of each exchange on which each class is to be registered

Not applicable	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [ X ]

Securities Act registration statement file number to which this form relates: Form S-1; File No. 333-169331.

Securities to be registered pursuant to Section 12(g) of the Act:

common shares - $0.0001 par value
(Title of Class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Blue Spa’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission (File No. 333-169331) is incorporated by reference into this registration statement.

Item 2. Exhibits.

The following Exhibits are incorporated herein by reference from Blue Spa’s Form S-1/A - Amendment #1 Registration Statement filed with the Securities and Exchange Commission (SEC file #333-169331) on December 17, 2010.  Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

(a)           Index to and Description of Exhibits.

Exhibit	Description
3.1
Articles of Incorporation of Blue Spa Incorporated, filed as an Exhibit to Blue Spa’s Form S-1/A - Amendment #1 (Registration Statement) filed on December 17, 2010 and incorporated herein by reference.

3.2	By-Laws of Blue Spa Incorporated, filed as an Exhibit to Blue Spa’s Form S-1/A - Amendment #1 (Registration Statement) filed on December 17, 2010 and incorporated herein by reference.
3.3	Certificate of Amendment of Blue Spa Incorporated, filed as an Exhibit to Blue Spa’s Form S-1/A - Amendment #1 (Registration Statement) filed on December 17, 2010 and incorporated herein by reference.
14	Code of Ethics of Blue Spa Incorporated, filed as an Exhibit to Blue Spa’s Form S-1/A - Amendment #1 (Registration Statement) filed on December 17, 2010 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, Blue Spa Incorporated has duly caused this registration statement to be signed on its behalf by the undersigned duly authorized person.

BLUE SPA INCORPORATED

By:	/s/ Law Yau Yau
Name:	Law Yau Yau
Title:	Director, CEO and President
Dated:	January 9, 2013

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